SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 March 14, 2006


                       GREEN PLAINS RENEWABLE ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

              333-121321                                  84-1652107
       ------------------------               ---------------------------------
       (Commission file number)               (IRS employer identification no.)

      7945 W. Sahara Ave. Ste 107, Las Vegas, Nevada           89117
      ----------------------------------------------         ----------
         (Address of principal executive offices)            (Zip code)


                                 (702) 363.9307
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              (Registrant's telephone number, including area code)



                   This document contains a total of 3 pages.

Item 8.01. Other Information

         On March 14, 2006, the Registrant issued a news release announcing that Nasdaq has approved GPRE's application to list its common stock on The Nasdaq Capital Market and that trading of its common stock will commence on Wednesday, March 15, 2006, at 10:00 a.m. Eastern Time. That news release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number                 Description
                  ------                 -----------

                  99.1     News release describing Nasdaq listing

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREEN PLAINS RENEWABLE ENERGY, INC.



Date: March 14, 2006                        By     /s/ Barry A. Ellsworth
                                               ---------------------------------
                                               Barry A. Ellsworth
                                               President
                                               (Principal Executive Officer)

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